Exhibit 99.1

Brickell Biotech Announces 1-For-45 Reverse Stock Split
– Common stock will begin trading on a split-adjusted basis on July 5, 2022 –
BOULDER, CO — July 1, 2022 — Brickell Biotech, Inc. (“Brickell” or the “Company”) (Nasdaq: BBI), a clinical-stage pharmaceutical company striving to transform patient lives by developing innovative and differentiated prescription therapeutics for the treatment of autoimmune, inflammatory, and other debilitating diseases, today announced that at the special meeting of stockholders held on June 30, 2022, the Company’s stockholders approved a reverse stock split of the Company's common stock at a ratio between 1-to-10 and 1-to-45, as determined by the Board of Directors of the Company. Following the special meeting, the Board of Directors determined to effect a 1-for-45 reverse stock split that will become effective on July 5, 2022. The Company's common stock will begin trading on a split-adjusted basis at the opening of the market on July 5, 2022, under a new CUSIP number, 10802T 204.
The 1-for-45 reverse stock split will reduce the number of outstanding shares of Company common stock from approximately 121.1 million shares to approximately 2.7 million shares. Proportional adjustments will be made to the number of shares of Brickell’s common stock subject to outstanding equity awards and warrants, as well as the applicable exercise price.
The purpose of the 1-for-45 reverse stock split is to raise the per-share trading price of the Company's common stock, which is intended to result in its regaining compliance with the $1.00 per share minimum bid price requirement for continuous listing on The Nasdaq Capital Market.
Information for Brickell Stockholders
At the effective time of the reverse stock split, Brickell stockholders will receive one new share of Company common stock for every 45 shares held. Record holders of Company common stock will receive a transaction statement with respect to the exchange of such shares for post-reverse split shares. American Stock Transfer & Trust Company, LLC (“AST”), the transfer agent for the Company’s common stock, will act as the exchange agent, and may be contacted at (877) 248-6417.
Brickell will not issue fractional shares that result from the reverse stock split. Rather, AST will aggregate all fractional shares and arrange for them to be sold as soon as practicable after the effective time of the reverse stock split at the then-prevailing prices on The Nasdaq Capital Market on behalf of those stockholders who would otherwise be entitled to receive a fractional share as a result of the reverse stock split. After completion of such sale, stockholders who would have been entitled to a fractional share will instead receive a cash payment in an amount equal to their respective pro rata shares of the total proceeds of that sale net of any brokerage costs incurred to sell such stock.
In connection with the reverse stock split, there will be no change to the total number of authorized shares of Company common stock as set forth in the Restated Certificate of Incorporation of the Company, as amended.
For more information on the reverse stock split, please refer to Brickell’s proxy materials for the June 30, 2022 special meeting of stockholders, which can be accessed through the investor portion of Brickell’s website at https://www.brickellbio.com and on the United States Securities and Exchange Commission’s (“SEC”) EDGAR website, https://www.sec.gov/.
About Brickell
Brickell Biotech, Inc. is a clinical-stage pharmaceutical company striving to transform patient lives by developing innovative and differentiated prescription therapeutics for the treatment of autoimmune, inflammatory, and other debilitating diseases. Brickell’s pipeline consists of several development-stage candidates and a cutting-edge platform with broad potential in autoimmune and inflammatory disorders. Brickell’s executive management team and board of directors bring extensive experience in product development and global commercialization, having served in leadership roles at large global pharmaceutical companies and biotechs that have developed and/or launched successful products, including several that were first-in-class and/or achieved iconic status, such as Cialis®, Taltz®, Gemzar®, Prozac®, Cymbalta®, and Juvederm®. Brickell’s strategy is to leverage this experience to in-license, acquire, develop, and commercialize innovative pharmaceutical products that Brickell believes can meaningfully benefit patients who are suffering from chronic, debilitating diseases that are underserved by available therapies. For more information, visit https://www.brickellbio.com.
Cautionary Note Regarding Forward-Looking Statements
Any statements made in this press release relating to future financial, business, and/or research and clinical performance, conditions, compliance with laws or listing requirements, plans, prospects, trends, or strategies and other such matters, including without limitation, Brickell’s strategy; future operations; future financial position; future liquidity; future revenue; the reverse stock split; territorial focus; projected expenses; results of operations; the anticipated timing, scope, design, progress, results, and/or reporting of data of ongoing and future non-clinical and clinical trials; intellectual property rights, including the acquisition, validity, term, and enforceability of such; the expected timing and/or results of regulatory submissions and approvals; prospects for commercializing any product candidates of Brickell or third parties, or research and/or licensing collaborations with, or actions of, its partners, including in the United States, Japan, South Korea, or any other country; and prospects for regaining compliance with the Nasdaq minimum closing bid price requirement are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “might,” “anticipate,” “reflects,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “potential,” “will,” “evaluate,” “advance,” “excited,” “aim,” “strive,” “help,” “progress,” “select,” “initiate,” “look forward,” “promise,” “provide,” “commit” “best-in-class,” “first-in-class,” and similar expressions and their variants, as they relate to Brickell or any of Brickell’s partners or third parties, may identify forward-looking statements. Brickell cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including without limitation, that the reverse stock split will not have the intended effect of regaining compliance with the Nasdaq minimum bid price rules and therefore the Company’s common stock will be delisted from Nasdaq; research results and data that do not meet targets, expectations or regulatory approval requirements; ability to obtain adequate financing for product development, regulatory submissions, and any commercialization; ability to acquire, maintain and enforce intellectual property rights; potential delays or alterations in product development, trials of any type, and regulatory submission and reviews; changes in law or policy; litigation, regulatory agency feedback or requests; supply chain disruptions; unanticipated demands on cash resources; disruptions and negative effects related to the COVID-19 pandemic and/or the conflict in Ukraine; interruptions, disruption, or inability by Brickell, its partners or third parties to obtain or supply research material, raw materials, and/or product anywhere, or secure essential services, in the world; efforts to obtain and retain adequate pricing and adequate reimbursement and other insurance coverage for Brickell’s products; the outcome of Brickell’s current and planned preclinical and clinical trials across its portfolio of assets; the inability of third parties to achieve regulatory and sales-based events, resulting in Brickell not receiving any additional payments under its agreement with them; and other risks associated with developing and obtaining regulatory approval for, and commercializing, product candidates.
Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in Brickell’s filings with the SEC, which are available at https://www.sec.gov (or at https://www.brickellbio.com). The forward-looking statements represent the estimates of Brickell as of the date hereof only. Brickell specifically disclaims any duty or obligation to update forward-looking statements.
Brickell Investor Contact:
Dan Ferry
LifeSci Advisors
(617) 430-7576
daniel@lifesciadvisors.com